UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 18, 2017

SYNUTRA INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33397	13-4306188
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2275 Research Blvd., Suite 500, Rockville, MD	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 840-3888

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Event.

On April 18, 2017, Synutra International, Inc. (the “Company”) issued a press release announcing that Institutional Shareholder Services Inc., Glass Lewis & Co., LLC and Egan-Jones Proxy Services, three leading independent proxy advisory firms, have recommended that the Company’s shareholders vote “FOR” the proposed going private transaction for $6.05 per share in cash, as contemplated in an agreement and plan of merger among the Company, Beams Power Investment Limited and Beams Power Merger Sub Limited. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

The list of exhibits in the Exhibit Index to this Current Report is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYNUTRA INTERNATIONAL, INC. (Registrant)

Date:	April 18, 2017	By:	/s/ Ning Cai
			Name:	Ning Cai
			Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated April 18, 2017